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                                                                   EXHIBIT 10.54

Letter Agreement dated October 11, 2000 between Registrant and Jack Dennison




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                           HEALTHEON/WEBMD CORPORATION
                            3399 PEACHTREE STREET NE
                             400 THE LENOX BUILDING
                             ATLANTA, GEORGIA 30326

                                October 11, 2000


Jack Dennison
Healtheon/WebMD Corporation
3399 Peachtree Street NE
400 The Lenox Building
Atlanta, Georgia 30326

Dear Mr. Draughton:

         This letter confirms the understanding between WebMD Corporation, a Delaware corporation (the "Company"), and you that, in order to induce you to remain in your capacity as Executive Vice President and Co-General Counsel of the Company for a period of 90 days after the date hereof, the Company agrees that in the event of your subsequent resignation from your employment after such 90-day period for any reason, such resignation shall be treated as a resignation for "good reason" within the meaning of any employment and option agreements between you and the Company. The Company hereby waives the 30-day notice and opportunity to cure provision in your employment agreement for "good reason" termination.

                                    Very truly yours,




                                    WEBMD CORPORATION

                                    By /s/ Charles A Mele
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                                      Name:  Charles A. Mele
                                      Title: Executive Vice President
                                             Co-General Counsel